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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    September 14, 1999
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                         La Jolla Pharmaceutical Company
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-24274                    33-0361285
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


     6455 Nancy Ridge Drive, San Diego, California                92121
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       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (858) 452-6600

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On September 14, 1999, La Jolla Pharmaceutical Company (the "Company") issued a joint press release with Abbott Laboratories ("Abbott") announcing that the Company had regained the rights to its experimental lupus drug, LJP 394, following termination by Abbott of a license and development agreement between the Company and Abbott. A copy of this press release is attached hereto as
Exhibit 99.1.

         On September 14, 1999, the Company issued a press release announcing that it is restructuring operations while it is evaluating the results of a clinical trial of its experimental lupus drug, LJP 394. The Company further announced that its Board of Directors had set a special meeting of stockholders, the primary purpose of which is to put forth to the stockholders a proposed one-for-five reverse split of the Company's Common Stock. A copy of this press release is attached hereto as Exhibit 99.2.

ITEM 7.  EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

       EXHIBIT                            DESCRIPTION
       -------                            -----------
         99.1     La Jolla Pharmaceutical Company and Abbott Laboratories joint press release of September 14, 1999 regarding the termination by Abbott Laboratories of the license and development
                  agreement between La Jolla Pharmaceutical Company and Abbott
                  Laboratories.

         99.2     La Jolla Pharmaceutical Company press release of September 14,
                  1999 regarding the restructuring of La Jolla Pharmaceutical
                  Company and the scheduled special meeting of stockholders.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        La Jolla Pharmaceutical Company


Date:  September 16, 1999               By:  /s/ WOOD C. ERWIN
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                                             Wood C. Erwin
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

       EXHIBIT                         DESCRIPTION
       -------                         -----------
         99.1     La Jolla Pharmaceutical Company and Abbott Laboratories joint press release of September 14, 1999 regarding the termination by Abbott Laboratories of the license and development
                  agreement between La Jolla Pharmaceutical Company and Abbott
                  Laboratories.

         99.2     La Jolla Pharmaceutical Company press release of September 14,
                  1999 regarding the restructuring of La Jolla Pharmaceutical
                  Company and the scheduled special meeting of stockholders.


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